FGT3 P-2 07/13

SUPPLEMENT DATED JULY 26, 2013

TO THE PROSPECTUS DATED DECEMBER 1, 2012

OF

FRANKLIN INTERNATIONAL SMALL CAP GROWTH FUND

Franklin Global Trust

The prospectus is amended as follows:

The following paragraph is amended in the “Fund Summaries” and “Fund Details” sections of Franklin International Small Cap Growth Fund to read:

Effective on or about June 3, 2013, the Fund is closed to new investors, with limited exceptions that would permit the following categories of investors to continue to open new accounts in the Fund: (1) Trustees and officers of the Trust; (2) members of the Fund’s portfolio management team; (3) 401k plans that have signed a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (4) participants in any 401k plan that is already a shareholder of the Fund or has provided Management with a letter of intent (dated prior to the Fund’s closure) to invest in the Fund; (5) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the Fund’s closure; and (6) other Franklin Templeton funds. The Fund reserves the right to modify this policy at any time.

Please retain this supplement with your prospectus for reference.